UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

PAN AMERICAN GOLDFIELDS LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Pan American Goldfields Ltd. Issued the following press release on June 13, 2013:

PAN AMERICAN GOLDFIELDS URGES STOCKHOLDERS TO PROTECT VALUE OF THEIR
INVESTMENT BY REJECTING VORTEX CAPITAL SLATE

VANCOUVER, BC — June 13, 2013 — Pan American Goldfields Ltd. (OTCQX: MXOM) (“Pan American” or “our Company” ) urges its stockholders to protect the value of their investment by rejecting Vortex Capital’s slate of directors and voting for Pan American’s nominees at the 2013 Annual Meeting of Stockholders to be held on June 17, 2013.

PROTECT THE VALUE OF YOUR INVESTMENT -

VOTE FOR OUR NOMINEES ON YOUR WHITE PROXY CARD TODAY

Dear Fellow Stockholder,

You may receive proxy materials from a hedge fund operator named Vortex Capital.  We urge you to throw out the green proxy card they may send you.

Vortex’s activities since the second half of 2012 have harmed our Company.  Their statements are highly inaccurate, show they are not qualified to run our mineral exploration and development business and completely disregard the challenges faced by our Company and our industry.

We believe that the hedge fund Vortex and its slate of directors are acting solely in their own interests and not in the best interests of our Company or our stockholders.  In fact, three of their five nominees are directors of and owe their undivided allegiance to Vortex.

What can you do?

Vote FOR our BOARD OF DIRECTORS on the

WHITE proxy card you have received

It is critical that you know the true facts and not be misled by anything Vortex says.  For example:

The Cieneguita Project.  Vortex claims we mismanaged the Cieneguita Project.  The facts show the opposite is true.

•                  We have made significant progress in developing and expanding the Cieneguita Project.  We successfully completed a Preliminary Economic Analysis (“PEA”) for the Cieneguita Project in collaboration with one of America’s most respected engineering firms.  The PEA confirms that the Cieneguita Project represents an exceptional opportunity to develop a highly economic, relatively low-cost mine.

•                  Our Company had a relatively small interest in the Cieneguita Project when your current Board was formed in October 2010.  We doubled our Company’s stake so as to give us 80% of the Project and control of the Project in the Fall of 2011.  The PEA shows that the Project has a considerably larger than originally envisioned opportunity for successful commercial operation.  The PEA indicates a 136,500 ounce Au eq. per year operation for 11 years, with production averaging 186,200 ounces gold eq. for the first three years of operation.  Cash operating costs are estimated to be a highly economic $518 per ounce gold eq. in the first three years, and $710 per ounce gold eq. for the life of the mine.  We are exploring ways to incrementally increase pilot production in order to continue self-funding most of our activities and are in advanced negotiations for the development phase of drilling.

•                  Our track record shows that we are a highly professional, capable and proactive board that is focused on serving the best interests of all of our stockholders.

Our Stockholders Meeting.  Vortex claims we would not be having this stockholders meeting if they had not filed suit to compel it.  In fact, they knew our Board had met to schedule this meeting.  Their suit was completely unnecessary.  It was a wasteful distraction and served only to burden the Company with unnecessary costs.

None of the Vortex nominees is qualified in mining.  The Vortex slate does not have a single director with experience successfully developing a mine or managing a mining company like ours.

Vortex’s Notice of Intent to Nominate Directors.  Our Bylaws require Vortex’s Notice of Intent to Nominate Directors to be complete and accurate in order to have their nominees considered at our stockholders meeting.  We asked them to provide information which might explain why their Notice did not disclose information about Emilio Novela Berlin and their relationship with him.  To date, they have not provided us with this factual information. Vortex’s counsel responded that, to Vortex’s knowledge, Mr. Novela Berlin is not in any way soliciting proxies for or on behalf of their nominees, that Vortex claims that Mr. Novela Berlin is not a member of its 13(d) group and that there was no requirement to include Mr. Novela Berlin and information about him in Vortex’s Notice of Nomination.  Vortex’s counsel, however, did not address our request for factual information that could show whether Mr. Novela Berlin and his relationship with Vortex should have been included in Vortex’s Notice of Nomination.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN - MAKE YOUR VOICE HEARD

PLEASE VOTE THE WHITE PROXY CARD TODAY

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:

105 Madison Avenue

New York, NY 10016

proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885

Cautionary Statements

This document contains projections and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect the Company’s current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved, and actual results could differ materially from those projected as a result of certain risks, uncertainties and other factors. The most significant of these risks, uncertainties and other factors are described in the Company’s Annual Report on Form 10-K under “Item 1A — Risk Factors” filed with the Securities and Exchange Commission on May 16, 2013. Except to the limited extent required by applicable law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information

Pan American Goldfields Ltd., its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Pan American stockholders in connection with the matters to be considered at Pan American’s 2013 Annual Meeting of Stockholders. Pan American has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission in connection with the 2013 Annual Meeting of Stockholders. PAN AMERICAN STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Pan American with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by writing to Pan American Goldfields Ltd., 570 Granville Street, Suite 1200, Vancouver, BC V6C 3P1, by calling Pan American’s proxy solicitor, MacKenzie Partners, toll-free at (800) 322-2885 or by email at proxy@mackenziepartners.com.